UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
January 30, 2006

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15190	13-3159796

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
58 South Service Road
Melville, NY 11747
(Address of Principal Executive Offices)
(631) 962-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address,
if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE
EX-99.3: PRESS RELEASE
EX-99.4: POLICY STATEMENT
EX-99.5: PROPOSED AMENDMENT TO BYLAWS

Item 8.01. Other Events.
On February 1, 2006, OSI issued a press release announcing international sales results for Tarceva® (erlotinib) for the quarter ended December 31, 2005, as reported by Roche in a press release dated February 1, 2006. A copy of OSI’s press release, dated February 1, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On February 2, 2006, OSI announced that the European Commission granted its development and marketing partner, Pfizer Inc., approval to market Macugen® (pegaptanib sodium injection) for the treatment of neovascular age-related macular degeneration (neovascular AMD), an age-related eye disease that destroys central vision, in the European Union. A copy of OSI’s press release, dated February 2, 2006, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
On February 6, 2006, OSI issued a press release announcing two changes to its corporate governance. OSI’s Board of Directors (the “Board”) has adopted a policy whereby the acquisition of any business with a purchase price in excess of 20 percent of OSI’s market capitalization at the time OSI enters into a definitive agreement for the acquisition will be put to a vote of OSI’s stockholders, irrespective of the mix of cash, stock or other property comprising the purchase price (the “Acquisition Policy”).
In addition, OSI also announced that the Board has determined to propose an amendment to OSI’s bylaws that will allow stockholders owning at least 20 percent of OSI’s shares to call a special meeting of stockholders upon 90 days written notice (the “Bylaws Amendment”). The Board intends to submit the proposed Bylaws Amendment to a vote of OSI’s stockholders at the annual meeting of stockholders which is scheduled to be held on June 14, 2006.
A copy of OSI’s press release, dated February 6, 2006, is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Copies of OSI’s Acquisition Policy and Bylaws Amendment are attached hereto as Exhibits 99.4 and 99.5, respectively, and incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated February 1, 2006
99.2	Press release, dated February 2, 2006
99.3	Press release, dated February 6, 2006

Exhibit No.	Description
99.4	Policy Statement of the Board of Directors
99.5	Proposed Amendment to Bylaws of OSI Pharmaceuticals, Inc.

3

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2006	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
		Name:	Barbara A. Wood
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated February 1, 2006

99.2	Press release, dated February 2, 2006

99.3	Press release, dated February 6, 2006

99.4	Policy Statement of the Board of Directors

99.5	Proposed Amendment to Bylaws of OSI Pharmaceuticals, Inc.